UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Priority Senior Secured Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

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10 East 40th Street, 42nd Floor
New York, New York 10016
September 17, 2014
Dear Stockholder:
You are cordially invited to attend the 2014 Annual Meeting of Stockholders, or the Annual Meeting, of Priority Senior Secured Income Fund, Inc., a Maryland corporation (the "Fund" or "we," "us" or "our"), to be held on Friday, December 5, 2014, at 11:30 a.m., Eastern Time, at the offices of the Fund, 10 East 40th Street, 44th Floor, New York, New York 10016.
The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to elect two directors of the Fund.
It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote in person at the meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposal to be voted on, please call Boston Financial Data Services, Inc., our proxy solicitor, at (888) 850-2982.
Further, from time to time we may repurchase a portion of our common shares and are notifying you of our intention as required by applicable securities law.
Sincerely yours,
M. Grier Eliasek
Chief Executive Officer

10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 5, 2014
To the Stockholders of Priority Senior Secured Income Fund, Inc.:
The 2014 Annual Meeting of Stockholders, or the Annual Meeting, of Priority Senior Secured Income Fund, Inc., a Maryland corporation (the "Fund" or "we," "us" or "our"), will be held at the offices of the Fund, 10 East 40th Street, 44th Floor, New York, New York 10016 on Friday, December 5, 2014, at 11:30 a.m., Eastern Time, for the following purposes:
1.    To elect two Class II directors of the Fund to serve until the Annual Meeting of Stockholders in 2017, in each case until his successor is duly elected and qualifies; and
2.    To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record of the Fund's outstanding common stock at the close of business on September 10, 2014. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote in person at the Annual Meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Annual Meeting is convened, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Fund.
If you have any questions about the proposals to be voted on, please call Boston Financial Data Services, Inc., our solicitor, at (888) 850-2982.
By Order of the Board of Directors,
Frank V. Saracino
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
New York, New York
September 17, 2014

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares in person.

10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
PROXY STATEMENT
2014 Annual Meeting of Stockholders
This proxy statement, or Proxy Statement, is furnished in connection with the solicitation of proxies by the Board of Directors of Priority Senior Secured Income Fund, Inc., a Maryland corporation (the "Fund" or "we," "us" or "our"), for use at our 2014 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Friday, December 5, 2014, at 11:30 a.m., Eastern Time, at our offices, 10 East 40th Street, 44th Floor, New York, New York 10016, and at any postponements, adjournments or delays thereof. This Proxy Statement, the accompanying proxy card and the Fund's Annual Report for the fiscal year ended June 30, 2014 are first being sent to stockholders on or about September 17, 2014.
Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.
We have engaged Boston Financial Data Services, Inc. as our proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.
We encourage you to vote, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors.
If you are a "stockholder of record" (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Fund's Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously authorized a proxy.
If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the record date, September 10, 2014.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.
For information on how to obtain directions to attend the Annual Meeting in person, please contact Boston Financial Data Services, Inc., our solicitor, at (888) 850-2982.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 5, 2014
The following materials relating to this Proxy Statement are available at www.priority-incomefund.com/proxymaterials:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting; and

•	the Fund's Annual Report for the fiscal year ended June 30, 2014.
Purpose of Annual Meeting
The Annual Meeting has been called for the following purposes:
1.    To elect two Class II directors of the Fund to serve until the Annual Meeting of Stockholders in 2017, in each case until his successor is duly elected and qualifies; and
2.    To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
Voting Securities
You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on September 10, 2014 (the "Record Date"). There were 1,277,642 shares of the Fund's common stock outstanding on the Record Date. Each share of the common stock (regardless of share class) is entitled to one vote.
Quorum Required
A quorum must be present at the Annual Meeting for any business to be conducted. The Fund's bylaws provide that the presence at the Annual Meeting, in person or by proxy, of the holders of shares of the Fund's outstanding common stock, without regard to class, entitled to cast a majority of the votes entitled to be cast with respect thereto as of the record date will constitute a quorum, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.
Shares that are present at the Annual Meeting, but then abstain, including by reason of so called "broker non-votes," will be treated as present for purposes of establishing a quorum. However, abstentions and "broker non-votes" on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.
If a quorum is not present at the Annual Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting or, if a stockholder vote is called, the stockholders who are present at the Annual Meeting, may adjourn the Annual Meeting from time to time to permit further solicitation of proxies.
Vote Required
Proposal I. Election of Directors. The election of a director requires the affirmative vote of the holders of a majority of shares of the Fund's common stock outstanding and entitled to vote thereon. The Fund's three share classes vote together as one group. If you vote to "Withhold Authority" with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by vote of the holders of a majority of the outstanding shares, votes to "Withhold Authority," abstentions and broker non-votes will have the effect of a vote against a nominee.

Additional Solicitation. If a quorum is not present or there are not enough votes to approve a proposal at the Annual Meeting, the chairman of the Annual Meeting or, if a stockholder vote is called, the stockholders who are present in person or by proxy, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.
If a quorum is present, a stockholder vote may be called on the proposal described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding This Solicitation
The Fund will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Fund and officers or employees of the Fund's investment adviser, Prospect Capital Management LLC ("PCM"), a 50% owner of the Fund's adviser, Behringer Harvard Holdings, LLC ("Behringer"), a 50% owner of the Fund's investment adviser, and/or Prospect Administration LLC ("Prospect Administration"), the Fund's administrator. No additional compensation will be paid to directors, officers or employees for such services.
The Fund has also retained Boston Financial Data Services, Inc. to assist in the solicitation of proxies for a fee of approximately $2,250 plus out-of-pocket expenses.
Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.
Investment Adviser and Administrator
Priority Senior Secured Income Management, LLC ("PSSIM"), serves as the Fund's investment adviser, and Prospect Administration serves as the Fund's administrator. PSSIM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016.
Security Ownership of Certain Beneficial Owners and Management
Our directors are divided into two groups - interested directors and independent directors. Interested directors are "interested persons" of the Fund, as defined in Investment Company Act of 1940, as amended (the "1940 Act").
The following table sets forth, as of September 17, 2014, certain ownership information with respect to our common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and the beneficial ownership of each current director, the nominees for director, the Fund's executive officers, and the executive officers and directors as a group.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange

Commission (the "Commission") and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund's common stock he or she beneficially owns and has the same address as the Fund. Our address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding(1)
5% or more holders
None	—	—
Interested Directors
M. Grier Eliasek(2)	—	—
Robert S. Aisner	—	—
Independent Directors
Andrew C. Cooper	—	—
William J. Gremp	—	—
Eugene S. Stark	—	—
Executive Officers
Frank V. Saracino	—	—
Michael D. Cohen	5,435	*
Executive officers and directors as a group	5,435	*
_______________________________
*    Represents less than one percent.
(1)    Based on a total of 1,277,642 shares of our common stock issued and outstanding as of September 17, 2014.
(2)    Mr. Eliasek also serves as the Chief Executive Officer of the Fund.
The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Fund and equity securities beneficially owned by each director and each nominee for election as a director within the same family of investment companies as of September 17, 2014. Information as to beneficial ownership is based on information furnished to the Fund by the directors. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Fund(1)(2)
Interested Directors
M. Grier Eliasek	None
Robert S. Aisner	None
Independent Directors
Andrew C. Cooper	None
William J. Gremp	None
Eugene S. Stark	None
_______________________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, which requires pecuniary interest.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
Proposal I: Election of Directors
Pursuant to our Bylaws, our Board of Directors may change the number of directors constituting the Board of Directors, provided that the number thereof shall never be less than three nor more than eight. In accordance with the Bylaws, we currently have five directors on our Board of Directors. Directors are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he is elected and until his or her successor is duly elected and qualifies.
Our Class II directors are standing for election this year.
A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the person named below will be unable or unwilling to serve, and such person has consented to being named in this Proxy Statement and to serve if elected.
The Board of Directors recommends that you vote FOR the election of the nominees named in this Proxy Statement.
Information about the Nominees and Directors
Certain information with respect to the Class II nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Fund.
The 1940 Act rules require that the Fund's Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment adviser or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund. In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. NASDAQ Rule 5605(a)(2) provides that a director, shall be considered to be independent if he or she is not an "interested person" of us, as defined in Section 2(a)(19) of the 1940 Act. Under NASDAQ rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director's exercise of independent judgment in carrying out his or her responsibilities.
The Board of Directors, in connection with the 1940 Act and NASDAQ rules, has considered the independence of members of the Board of Directors who are not employed by PSSIM, PCM or Behringer and has concluded that Andrew C. Cooper, William J. Gremp and Eugene S. Stark are not "interested persons" as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act and the NASDAQ rules. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with PSSIM, PCM or Behringer or any of their affiliates, other than their positions as directors of the Fund and, if applicable, investments in us that are on the same terms as those of other stockholders.
Robert S. Aisner and William J. Gremp have each been nominated for election as a Class II director to serve until the Annual Meeting of Stockholders in 2017 and until his successor is duly elected and qualifies. Mr. Gremp is not being proposed for election pursuant to any agreement or understanding with any other director or the Fund. Each of Messrs. Aisner and Gremp has agreed to stand for such nomination and to serve as a Class II director if elected.

Nominees for Class II Directors — Terms Expiring in 2017
Interested Directors
The following director is an "interested person" as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Director or Nominee for Director(including the Fund)	Other Directorships Held by Director or Nominee for Director
Robert S. Aisner, 67(2)(3)	Director	Class II Director since July 2012; Term expires 2014	Executive positions of the following entities: TIER REIT, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Monogram Residential Trust, Inc. and Behringer.	2	TIER REIT, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Monogram Residential Trust, Inc., and Pathway Energy Infrastructure Fund, Inc.(4)
_______________________________

(1)	The Fund Complex consists of the Fund, Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.

(2)	The business address of Mr. Aisner is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(3)	Mr. Aisner is an interested director due to his position as an officer of Behringer.
(4)An investment company subject to the 1940 Act.
Independent Director
The following director is not an "interested person" as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
William J. Gremp, 71(2)	Director	Class II Director since October 2012; Term expires 2014	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation(3) and Pathway Energy Infrastructure Fund, Inc.(3)
_______________________________

(1)	The Fund Complex consists of the Fund, Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.

(2)	The business address of Mr. Gremp is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(3)	An investment company subject to the 1940 Act.

Current Directors (not up for election at the Annual Meeting)

Class I Director—Term Expiring 2016
Independent Director
The following director is not an "interested person" as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
Eugene S. Stark, 56(2)	Director	Class I Director since October 2012; Term expires 2016	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation(3) and Pathway Energy Infrastructure Fund, Inc.(3)
_______________________________

(1)	The Fund Complex consists of the Fund, Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.

(2)	The business address of Mr. Stark is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(3)	An investment company subject to the 1940 Act.
Class III Directors—Terms Expiring 2015
Independent Director
The following director is not an "interested person" as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
Andrew C. Cooper, 52(2)	Director	Class III Director since October 2012; Term expires 2015	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation(3) and Pathway Energy Infrastructure Fund, Inc.(3)
_______________________________

(1)	The Fund Complex consists of the Fund, Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.

(2)	The business address of Mr. Cooper is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(3)	An investment company subject to the 1940 Act.

Interested Director
The following director is an "interested person" as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
M. Grier Eliasek, 41(2)(3)	Chairman of the Board, Director, Chief Executive Officer and President	Class III Director since July 2012; Term expires 2015	President and Chief Executive Officer of PSSIM, President and Chief Operating Officer of the Fund, Managing Director of PCM and Prospect Administration, President and Chief Operating Officer of Prospect Capital Corporation, President and Chief Executive Officer of Pathway Energy Infrastructure Fund, Inc., and President and Chief Operating Officer of Pathway Energy Infrastructure Management, LLC.	3	Prospect Capital Corporation(4) and Pathway Energy Infrastructure Fund, Inc.(4)
_______________________________

(1)	The Fund Complex consists of the Fund, Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.

(2)	The business address of Mr. Eliasek is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(3)	Mr. Eliasek is an interested director due to his position as an officer of PSSIM.

(4)	An investment company subject to the 1940 Act.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. The Board of Directors does not have a compensation committee because the Fund's executive officers do not receive any direct compensation from the Fund. For the fiscal year ended June 30, 2014, our Board of Directors held three Board meetings, two Audit Committee meetings, and no Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.
The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Fund; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Fund, and recommending to the Board of Directors whether the audited financial statements should be included in the Fund's annual report; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board of Directors on October 28, 2012. The Audit Committee Charter is available at www.priority-incomefund.com/governance.
The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.
The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, or Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Fund; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating and Governance Committee does not have a formal policy with respect to diversity. The Nominating and Governance Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating and Governance Committee concurrent with their election or appointment to the Board of Directors on October 28, 2012.
The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Fund's Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Fund for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Fund, taking into account our needs and such factors as the individual's experience, perspective, skills, expertise and knowledge of the industries in which the Fund operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors. The Nominating and Corporate Governance Committee Charter is available at www.priority-incomefund.com/governance.

Compensation Committee. The Fund does not have a compensation committee because our executive officers do not receive any direct compensation from the Fund. However, the compensation payable to the Fund's investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of the Independent Directors in accordance with Section 15(c) of the 1940 Act.
Corporate Governance
Board Leadership Structure
The Board of Directors believes that the combined position of Chief Executive Officer of the Fund and Chairman of the Board of Directors of the Fund is a superior model that results in greater efficiency regarding management of the Fund, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Fund arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Fund, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board of Directors has not identified a lead independent director of the Board of Directors of the Fund in as much as the Board consists of only five individuals.
Director Independence
The 1940 Act rules require that the Fund's Board of Directors consist of at least 40% of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment advisor or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund. In order to evaluate the materiality of any such relationship, the Fund's Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. NASDAQ Rule 5605(a)(2) provides that a director, shall be considered to be independent if he or she is not an "interested person" of us, as defined in Section 2(a)(19) of the 1940 Act. Under NASDAQ rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director's exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent under the 1940 Act and the NASDAQ rules. Our Board of Directors has determined that each of our directors, other than Messrs. Eliasek and Aisner, is independent under the 1940 Act and the applicable NASDAQ rules.
Role of the Chairman and Chief Executive Officer
As Chairman of the Board of Directors and Chief Executive Officer, Mr. Eliasek assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Fund. Mr. Eliasek also manages the day-to-day operations of the Fund, with the support of the other executive officers. As Chief Executive Officer, Mr. Eliasek has general responsibility for the implementation of the policies of the Fund, as determined by the Board of Directors, and for the management of the business and affairs of the Fund. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Fund, PSSIM or Prospect Administration, is appropriate in light of the services that PSSIM and Prospect Administration and their affiliates provide to the Fund and the potential conflicts of interest that could arise from these relationships.

Experience, Qualifications, Attributes and/or Skills that Led to the Board's Conclusion that such Members Should Serve as Directors of the Fund
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
M. Grier Eliasek
Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior secured loans, including the equity and debt tranches of collateralized loan obligations, and other debt, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Executive Officer of the Fund, President and Chief Operating Officer of PSSIM, and a Managing Director of PCM and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Fund. The Board also benefits from Mr. Eliasek's experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Fund with unique views on investment and management issues. At Bain &Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek's service as director, Chairman of the Board, President and Chief Executive Officer of the Fund, President and Chief Operating Officer of PSSIM, and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Fund, its operation, and the business and regulatory issues facing the Fund.
Robert S. Aisner
Mr. Aisner serves as a director of TIER REIT, Inc. (formerly Behringer Harvard REIT I, Inc.), as Chairman of the Board and a director of Behringer Harvard Opportunity REIT I, Inc. and Behringer Harvard Opportunity REIT II, Inc., as Chief Executive Officer, President and as a director of Monogram Residential Trust, Inc. (formerly Behringer Harvard Multifamily REIT I, Inc.) Mr. Aisner is also a member of the Board of Managers, Chief Executive Officer and President of Behringer. All of the foregoing entities are affiliates of the Fund's investment adviser.
Mr. Aisner was selected as a director based on his familiarity with our dealer manager's operations and extensive investment management experience. From 1996 until joining Behringer in 2003, Mr. Aisner served as (1) Executive Vice President of AMLI Residential Properties Trust, formerly a NYSE-listed REIT focused on the development, acquisition and management of upscale apartment communities, which served as advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities, (2) President of AMLI Management Company that oversaw all of AMLI's apartment operations in 80 communities, (3) President of the AMLI Corporate Homes division that managed AMLI's corporate housing properties, (4) Vice President of AMLI Residential Construction, a division of AMLI that performed real estate construction services, and (5) Vice President of AMLI Institutional Advisors, the AMLI division that served as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities. Mr. Aisner also served on AMLI's Executive Committee and Investment Committee. From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group and a general commercial property management group. From 1984 to 1994, he was employed by HRW Resources, Inc., a real estate development and management company, where he served as Vice President. Mr. Aisner is a member of the Board of Directors of the Association of Foreign Investors in Real Estate, the Board of Directors of the National Multi-Housing Council, the Urban Land Institute and the Pension Real Estate Association. Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire. Our Board of Directors believes that this experience allows Mr. Aisner to offer valuable insight and advice with respect to raising capital and implementing our investment strategies.
Andrew C. Cooper
Mr. Cooper's over 25 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper's experience as the co-founder, director and former co-Chief Executive Officer of Unison Site Management LLC, a leading cellular site owner with 2,000 plus cell sites which generate more than $40 million in annual cash flow, and as co-founder, former CFO and

VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and management. Mr. Cooper also serves on the board of Brand Asset Digital, Aquatic Energy and the Madison Square Boys and Girls Club of New York. Further, Mr. Cooper's time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies and Weblink Wireless, provides the Board with a wealth of experience and an in- depth understanding of management practices. Mr. Cooper's knowledge of financial and accounting matters qualifies him to serve on the Fund's Audit Committee and his independence from the Fund, PSSIM, PCM, Behringer and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
William J. Gremp
Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1990 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1990, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp's knowledge of financial and accounting matters qualifies him to serve on the Fund's Audit Committee and his independence from the Fund, PSSIM, PCM, Behringer and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
Eugene S. Stark
Mr. Stark brings to the Board over 25 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark's position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of Prospect Capital Corporation, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark's knowledge of financial and accounting matters qualifies him to serve on the Fund's Audit Committee and his independence from the Fund, PSSIM, PCM, Behringer and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee. Mr. Stark is also a member of Mount Saint Mary Academy's Board of Trustees and Finance Committee.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues related to the Fund's business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Fund's business between the dates of regular meetings of the Board of Directors.
Executive officers and other members of PSSIM, PCM and Prospect Administration, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Fund, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board's Role in Risk Oversight
The Fund's Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Fund's Chief Compliance Officer in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating and Governance Committee, the Audit Committee and the Nominating and Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Fund; reviewing and discussing with management the Fund's financial statements included in the Fund's semi-annual reports; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Governance Committee's risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Fund; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating and Governance Committee consist solely of independent directors.
The Fund's Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Fund's Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Fund's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Fund believes that its Board of Director's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as an investment company under the 1940 Act. In addition, the Fund elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC the Fund must, among other things, meet certain income source, asset diversification and income distribution requirements.
The Fund believes that the extent of its Board of Directors' (and its committees') role in risk oversight complements its Board of Directors' leadership structure because it allows the Fund's independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.
The Fund believes that a board's role in risk oversight must be evaluated on a case by case basis and that the Board of Directors' practices concerning risk oversight is appropriate. However, the Fund continually re-examines the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Fund's needs.
Corporate Governance Guidelines
Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Fund. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

Internal Reporting and Whistle Blower Protection Policy
The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"), and the confidential, anonymous submission by our employees of concerns regarding questionable Accounting Matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
Priority Senior Secured Income Fund, Inc.
Chief Compliance Officer
10 East 40th Street, 42nd Floor
New York, New York 10016
The Audit Committee Chairman may be contacted at:
Priority Senior Secured Income Fund, Inc.
Audit Committee Chairman
10 East 40th Street, 42nd Floor
New York, New York 10016
Communication with the Board of Directors
Stockholders with questions about the Fund are encouraged to contact the Fund. Stockholders may communicate with the Fund or its Board of Directors by sending their communications to Priority Senior Secured Income Fund, Inc., Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to the Board of Directors.
Information about Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Frank V. Saracino, 48(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since October 2012.
Mr. Saracino is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund's investment adviser and a Managing Director of Prospect Administration. From August 2008 to June 2012, he served in various executive capacities within Macquarie Group's Finance divisions. Prior to that, he served as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald.

Michael D. Cohen, 39(1)	Executive Vice President	Since July 2012	Mr. Cohen is also the Executive Vice President of the Fund's investment adviser and has served in numerous executive roles with other entities affiliated with Behringer since 2005.
_______________________________

(1)	The business address of Messrs. Saracino and Cohen is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Executive Officers and Directors
The following table sets forth information regarding the compensation received by the directors and executive officers from the Fund for the fiscal year ended June 30, 2014. No compensation is paid to the interested directors by the Fund.
Compensation Table

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund's Expenses(1)	Total Compensation from Fund and Fund Complex
Interested Directors
M. Grier Eliasek(2)	None	None	None
Robert S. Aisner(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	None	None	$108,333
William J. Gremp(3)	None	None	$108,333
Eugene S. Stark(3)	None	None	$108,333
Executive Officers
Frank V. Saracino(2)	None	None	None
Michael D. Cohen(2)	None	None	None
_______________________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Eliasek and Cohen are compensated by PCM and Behringer, respectively, from the income PCM and Behringer receive as distributions from PSSIM, which PSSIM receives under the management agreement between PSSIM and us. Mr. Saracino is compensated from the income Prospect Administration receives under the administration agreement.

(3)	Messrs. Cooper, Gremp and Stark joined our Board of Directors on October 28, 2012.
The independent directors did not receive any fees during the fiscal year ended June 30, 2014 from the Fund, but received reimbursement of any reasonable out of pocket expenses incurred. The independent directors are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors are Messrs. Cooper, Gremp and Stark. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$0
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000

Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the Commission and us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on our review of Forms 3, 4 and 5 filed by such persons, and information provided by our directors and officers, we believe that during the fiscal year ended June 30, 2014, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

ADDITIONAL INFORMATION
The 1940 Act requires that the Fund's independent registered public accounting firm be selected by a majority of the independent directors of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board of Directors the selection, retention or termination of the independent registered public accounting firm for the Fund. The Fund's independent registered public accounting firm for the fiscal year ended June 30, 2014 was BDO USA, LLP ("BDO"). At a meeting held on August 27, 2014, the Fund's Audit Committee recommended and the Fund's Board of Directors, including a majority of the independent directors, approved the selection of BDO as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2015. Neither the 1940 Act nor the NASDAQ rules require that the Board's selection of BDO be submitted for ratification by our stockholders. We expect that a representative of BDO will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Fund's audited financial statements for the fiscal year ending June 30, 2014, the Fund's Audit Committee recommended to the Fund's Board of Directors that such statements be included in the Fund's Annual Report to stockholders. A copy of the Audit Committee report appears below.
The Audit Committee and the Board of Directors have considered the independence of BDO and have concluded that BDO is independent as required by Independence Standards Board Standard No. 1. In connection with their determination, BDO has advised the Fund that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Fund or its affiliates.
Audit Fees. The aggregate fees billed for professional services rendered by BDO for services that are normally provided by BDO in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2014 and 2013 were approximately $130,000 and $31,000, respectively.
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Fund's financial statements and not reported in Audit Fees above in the fiscal years ended June 30, 2014 and 2013 were approximately $0 and $0, respectively.
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2014 and 2013 were approximately $11,000 and $4,000, respectively.
All Other Fees. No other fees were billed during the fiscal year ended June 30, 2013 for products and services provided by BDO.
Non-Audit Fees. For the fiscal years ended June 30, 2014 and 2013, the aggregate fees billed by BDO for non-audit services rendered to the Fund and for non-audit services rendered to the Fund's investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Fund's investment adviser that provides ongoing services to the Fund and the Fund's investment adviser were approximately $11,000 and $4,000, respectively.
Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves BDO's engagements for audit and non-audit services to the Fund or the Fund's investment adviser. Pre-approval considerations include whether the proposed services are compatible with maintaining BDO's independence. No services described above were approved by the Audit Committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by BDO to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the Fund's investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining BDO's independence.
There were no non-audit services rendered to the Fund's investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the the Fund's investment adviser that provides ongoing services to the Fund.

Audit Committee Report
The following is the report of the Audit Committee with respect to the Fund's audited financial statements for the fiscal year ended June 30, 2014.
The Audit Committee has reviewed and discussed the Fund's audited financial statements with management and BDO, with and without management present. The Audit Committee included in its review results of BDO's examinations, the Fund's disclosure controls and procedures, and the quality of the Fund's financial reporting. The Audit Committee also reviewed the Fund's procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Fund's chief executive officer and chief financial officer that are required in periodic reports filed by the Fund with the Commission.
The Audit Committee also has discussed with BDO matters relating to BDO's judgments about the quality, as well as the acceptability, of the Fund's accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board ("PCAOB") Statement on Auditing Standards No. 16 ("AS 16"). In addition, the Audit Committee has discussed with BDO their independence from management and the Fund, as well as the matters in the written disclosures received from BDO and required by AS 16 and PCAOB Rule 3526, "Communication with Audit Committees Concerning Independence". The Audit Committee received oral communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Fund's critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO's audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Fund. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO's performance of non-audit services with the maintenance of BDO's independence as the Fund's independent registered public accounting firm.
Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements for the fiscal year ended June 30, 2014 be included in the Fund's Annual Report on Form N-CSR for the same fiscal year for filing with the Commission. In addition, the Audit Committee has engaged BDO to serve as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2015.

Respectfully Submitted, The Audit Committee Eugene S. Stark, Chairman Andrew C. Cooper William J. Gremp
August 27, 2014

Financial Statements and Other Information
We will furnish, without charge, a copy of our annual report and most recent semi-annual report succeeding the annual report to any stockholder upon request. Requests should be directed to the Fund at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702).
Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the Fund at the address and phone number set forth below.
Requests should be directed to the Fund at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission's home page on the Internet at www.sec.gov.
Other Business
Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon them in their discretion.
Submission of Stockholder Proposals
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Fund's proxy statement and for consideration at the Fund's 2015 Annual Meeting of Stockholders. To be eligible for inclusion in the Fund's 2015 Proxy Statement, a stockholder proposal must be received in writing not less than 120 calendar days before the first anniversary of the date we first released our proxy statement for the preceding year's annual meeting and must otherwise comply with Rule 14a-8 under the Exchange Act. Accordingly, a stockholder proposal of business intended to be considered at the 2015 Annual Meeting of Stockholders must be received by the Secretary not later than May 20, 2015 to be eligible for inclusion in our 2015 Proxy Statement. While the Board of Directors will consider stockholder proposals, the Fund reserves the right to omit from the Fund's Proxy Statement any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.
In addition, our Bylaws contain an advance notice provision with respect to director nominations and with respect to proposals for business, whether or not included in our proxy statement. Our Bylaws currently provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting, written notice in the manner provided for in the Bylaws containing the information required by the Bylaws generally must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. Accordingly, under our current Bylaws, a stockholder nomination for director or proposal of business intended to be considered at the 2015 Annual Meeting must be received by the Secretary not earlier than April 20, 2015, and not later than 5:00 p.m., Eastern Time, on May 20, 2015. Proposals should be addressed to Corporate Secretary, c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Annual Meeting, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
By Order of the Board of Directors,
Frank V. Saracino
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
New York, New York
September 17, 2014

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR ALL" nominees in Proposal 1.** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR ALL" NOMINEES.

Please mark box as shown in this example. [X]

1. Election of Directors

(1) Robert S. Aisner

(2) William J. Gremp

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

*** To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) in the box below:**

[ ]

Signature______________________________ Signature______________________________ Date________________________

NOTE: Please sign as name appears hereon. Joint owner signature required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

BHPS1 - PXY - V1